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                                                                   EXHIBIT 10.8



                              U.S. HOLDCO GUARANTY



          U.S. HOLDCO GUARANTY, dated as of February 5, 1997 (as amended, modified or supplemented from time to time, this "Guaranty"), made by CONSUMERS U.S., INC., a Delaware Corporation (the "Guarantor"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                             W I T N E S S E T H :


               WHEREAS, Anchor Glass Acquisition Corporation (the
"Borrower"), various lenders party thereto from time to time (the "Lenders"), Bankers Trust Company, as an Issuing Bank (an "Issuing Bank"), BT Commercial Corporation, as Co-Syndication Agent and Agent (a "Co-Syndication Agent" and the "Agent"), and PNC Bank, National Association, as Co-Syndication Agent and an Issuing Bank (a "Co-Syndication Agent" and an "Issuing Bank") have entered into a Credit Agreement, dated as of February 5, 1997, providing for the making of Revolving Loans to the Borrower and the issuance of the Letters of Credits for the account of the Borrower and as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended or supplemented from time to time), providing for the making of Revolving Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, the Issuing Banks, the Co-Syndication Agents and the Agent being called herein the "Lender Creditors");

          WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Agreements or Commodity Hedge Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Creditors");





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          WHEREAS, it is a condition to the making of the Revolving Loans and the issuance of Letters of Credit under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty; and

          WHEREAS, the Guarantor desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;


          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with the Creditors as follows:

          1. The Guarantor irrevocably and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Revolving Notes issued by, and the Revolving Loans made to, the Borrower under the Credit Agreement (including all interest accruing subsequent to any bankruptcy, insolvency or other similar proceeding, whether or not such interest is an allowed claim against the Borrower in any such proceeding) and (y) all indemnity and expense obligations and liabilities owing by the Borrower to the Creditors under the Credit Agreement (including, but not limited to, amounts owing pursuant to Sections 2.9, 4.5, 4.6, 4.7, 4.8 and 11.8 of the Credit Agreement) in each case whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement, the Revolving Notes and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in such Credit Documents (all such principal, interest, liabilities and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to the Interest Rate Agreements and Commodity Hedge Agreements, being herein collectively called the "Credit Document Obligations); and (ii) to the Other Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to one or more Other Creditors under any Interest Rate Agreements or Commodity Hedge Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the


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Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities together with the Credit Document Obligations being herein collectively called the "Guaranteed Obligations"). The Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against the Guarantor without proceeding against the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

          2. Additionally, the Guarantor, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.1(e) of the Credit Agreement, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

          3. The liability of the Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by the Guarantor, any other guarantor of the Guaranteed Obligations or by any other party, and the liability of the Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to the Creditors on the indebtedness which the Creditors repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in
Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

          4. The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor of the

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Guaranteed Obligations or the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any such other guarantor or the Borrower and whether or not any such other guarantor or Borrower be joined in any such action or actions. The Guarantor expressly acknowledges and agrees that any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

          5. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, present- ment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Creditors against, and any other notice to, any party liable thereon (including any other guarantor of the Guaranteed Obligations or the Borrower).

          6. The Creditors may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

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                    (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                    (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                    (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Creditors;

                    (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                    (g) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

                    (h) act or fail to act in any manner which may deprive the Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Creditors in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single



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or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Creditors would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Creditors to any other or further action in any circumstances without notice or demand. It is not necessary for the Creditors to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          9. Any indebtedness or other liabilities of the Borrower now or hereafter held by or owing to the Guarantor (whether secured or unsecured) is hereby subordinated to the indebtedness and other liabilities of the Borrower to the Creditors, and such indebtedness and other liabilities of the Borrower to the Guarantor, if the Creditors, after an Event of Default has occurred, so requests, shall be collected, enforced and received by the Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness and other liabilities of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness or other liabilities of the Borrower to the Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under applicable law or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

          10. (a) The Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue


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any other remedy in the Guarantor's power whatsoever. The Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. The Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other party or any security.

          (b) The Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise the Guarantor of information known to it regarding such circumstances or risks.

          11. In order to induce the Creditors to enter into the Credit Agreement and to make the Revolving Loans and issue Letters of Credit pursuant to the Credit Agreement as provided therein, the Guarantor makes the following representations, warranties and agreements to and for the benefit of the Creditors, all of which shall survive the execution and delivery of this Guaranty and the Revolving Notes and the


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making of the Revolving Loans, with the occurrence of the Closing Date and the incurrence of each Revolving Loan and the issuance of each Letter of Credit on or after the Closing Date being deemed to constitute a representation and warranty that the matters specified in this Section 11 are true and correct on and as of the Closing Date and on the date of each such Credit Event.


                  (a) Corporate Status. Each of the Guarantor and each of its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would be reasonably likely to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole (a "Material Adverse Effect").

                  (b) Corporate Power and Authority. The Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except that such enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and (ii) federal securities or other laws or regulations or public policy insofar as they may restrict the enforceability of rights to indemnification.

                  (c) No Violation. Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunc-



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          tion or decree of any court or governmental instrumentality, (ii) will conflict with, violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the articles of incorporation or by-laws of the Guarantor, except, in the case of clauses (i) and (ii) any immaterial contravention, conflict, inconsistency, breach or default which are not reasonably likely to adversely affect any Lender or to have a Material Adverse Effect.


                    (d) Investment Company Act. Neither the Guarantor nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "invest- ment company," within the meaning of the Investment Company Act of 1940, as amended.

                    (e) Public Utility Holding Company Act. Neither the Guarantor nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                    (f) True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor and any of its Subsidiaries in writing to the Agent or any Lender does not, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor and any of its Subsidiaries in writing to the Agent or any Lender will not, as of the date as of which such information is dated or certified, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information (taken as a whole) not misleading as of such time, in each case in light of the circumstances under which such information was provided.

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                    (g) Financial Condition. On and as of the Closing Date on a
          pro forma basis after giving effect to the Transaction and all Indebtedness incurred, and to be incurred by the Guarantor in connection with this Guaranty, (x) the sum of the assets, at a fair valuation, of the Guarantor will exceed its debts, (y) the Guarantor will not have incurred nor intend to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature and
          (z) the Guarantor does not have unreasonably small capital with which to conduct its businesses. For purposes of this Section 11(i), "debt" means any reasonably expected liability on a claim, and "claim" means
          (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                    (h) Assets. The Guarantor does not own any assets (including Real Property) other than capital stock of the Borrower (the "Pledged Stock").

                    (i) Indebtedness and Operating Leases. The Guarantor has no Indebtedness (other than any Indebtedness incurred in connection with (i) this Guaranty and (ii) any guaranty executed by the Guarantor under the Senior Note Documents) (all references to "the Borrower" in the definition of Indebtedness shall mean and be a reference to "the Guarantor" herein) and no Operating Leases.

                    (j) Special Purpose Corporation. The Guarantor is a special purpose corporation established for the sole purposes of (i) holding the Pledged Stock, (ii) guaranteeing the obligations of the Borrower under (a) the Credit Agreement and the other Credit Documents and (b) the Senior Credit Agreement and the other Senior Note Documents (the "Senior Note Obligations") and (iii) pledging the Pledged Stock to secure its guarantee of the Senior Note Obligations (the "Senior Note Pledge").

                  12. The Guarantor hereby covenants and agrees that on and after the Closing Date and until all Letters of Credit have terminated and the Revolving Notes, the Revolving Loans


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and the Letter of Credit Obligations,
together with interest, Fees and all other Guaranteed Obligations, are paid in full, the Guarantor:

                  (a) will not, and will not permit any of its Subsidiaries (other than the Borrower) to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, sell or otherwise dispose of all or any part of its property or assets, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person or agree to do any of the foregoing at any future time;

                  (b) will not, and will not permit any of its Subsidiaries (other than the Borrower) to, create, incur, assume or suffer to exist any Lien upon or with respect to (i) the Pledged Stock (other than the Senior Note Pledge and the Guarantor's guarantee of the Borrower's obligations under the Senior Note Documents) and (ii) any of its property or assets of any kind (real or personal, tangible or intangible), whether now owned or hereafter acquired, or sell any such property or assets or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; and

                  (c) will not, and will not permit any of its Subsidiaries (other than the Borrower) to, contract, create, incur, assume or suffer to exist any Indebtedness (other than any Indebtedness incurred in connection with (i) this Guaranty and (ii) any guaranty executed by the Guarantor under the Senior Note Documents) or enter into any Capital Leases or Operating Leases.

          13. Any of the following specified events shall be an "Event of Default":

                    (a) Representations, etc. Any representation, warranty or statement made by the Guarantor herein or in any certificate delivered pursuant hereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                    (b) Covenants. The other Guarantor shall (i) default in the due performance or observance


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

          by it of any term, covenant or agreement contained in paragraph 12 or
          (ii) default in the due performance or observance by it of any other term, covenant or agreement contained herein and such default shall continue unremedied for a period of 15 days after written notice to the Guarantor by the Creditors; or

                    (c) Bankruptcy, etc. The Guarantor or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Guarantor or any of its Subsidiaries, and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Guarantor or any of its Subsidiaries, or the Guarantor or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Guarantor or any of its Subsidiaries; or there is commenced against the Guarantor or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Guarantor or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered against the Guarantor or any of its Subsidiaries; or the Guarantor or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Guarantor or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Guarantor or any of its Subsidiaries for the purpose of effecting any of the foregoing.

          14. The Guarantor hereby agrees to pay all out-of-pocket costs and expenses of the Creditors in connection with the preparation of this Guaranty and any amendment, waiver or


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

consent relating hereto and of the Creditors in connection with any enforcement of this Guaranty (including in each case, without limitation, the fees and disbursements of counsel and consultants employed by the Creditors). The Guarantor further agrees to indemnify the Creditors, and each of its officers, directors, employees, representatives, affiliates and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Creditors is a party thereto and whether or not brought by or on behalf of, or against, the Creditors) related to the entering into and/or performance of this Guaranty or any other Document or the use of any Letter of Credit or the proceeds of the Revolving Loans or the consummation of any transactions contemplated herein or the exercise of any of the Creditors' rights or remedies provided herein or in the other Credit Documents, including in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Creditors set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Guarantor shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          15. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Required Lenders (as described in the Credit Agreement).

          16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Guarantor and the Required Lenders.


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

          17. The Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

          18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Creditors is hereby authorized at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Creditors to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor to the Creditors under this Guaranty, irrespective of whether or not the Creditors shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

          19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of the Creditors, as provided in the Credit Agreement and (ii) in the case of the Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          20. If claim is ever made upon the Creditors for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in the event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          21. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY FURTHER IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, IN THE RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH THE GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE CREDITORS UNDER THIS GUARANTY. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE CREDITORS UNDER THIS AGREEMENT, THE CREDITORS TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

          (b) THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) THE GUARANTOR AND THE CREDITORS HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY

ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          22. It is the desire and intent of the Guarantor and the Creditors that this Guaranty shall be enforced against the Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of the Guarantor shall be deemed to be reduced and the Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

          23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts shall be lodged with the Guarantor and the Creditors.

          24. All payments made by the Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 2.6 and 3.5 of the Credit Agreement.


                                      * * *

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

ADDRESSES

c/o Consumers Packaging Inc.                  CONSUMERS U.S., INC.,
401 The West Mall                                    as Guarantor
Suite 900
Etobicoke, Ontario M9C 5J7
Canada                                        By /s/ John J. Ghaznavi
                                                _______________________________
_______________________________                 Name:  John J. Ghaznavi
Tel: (416) 232-3209                             Title: Chairman and Chief
Fax: (416) 232-3635                                    Executive Officer
Attn:  John J. Ghaznavi



Acknowledged and Agreed to:

BT COMMERCIAL CORPORATION,
   as Agent



By /s/ Rita Dagdelen-Keskinyan
   _______________________________________________
   Name:  Rita Dagdelen-Keskinyan
   Title: Senior Vice President

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